EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Ithaka Acquisition Corp. (the "Company") on Form 10-QSB for the period ending June 30, 2006 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I Eric Hecht, President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By: /s/ Eric Hecht                                       Dated: August 14, 2006
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        Eric Hecht
        President and Chief Financial Officer
        (Principal Accounting and Financial Officer)